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                                      CONSENT

     The undersigned hereby consents to the filing of its Fairness Opinion as an exhibit to the registration statement on Form SB-2 filed by American Family Holdings, Inc. with the Securities and Exchange Commission (the "Registration Statement") and to the reference to us under the caption "Appraisals and Fairness Opinion" in the prospectus which is a part of the Registration Statement.


Dated: January 13, 1998


                                           HOULIHAN VALUATION ADVISORS

                                           By  /s/ BRET TACK
                                               ----------------------------
                                           Print Name  Bret Tack
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                                           Title       Principal
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